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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                   FORM 8-K/A
                                (Amendment No. 1)

                               __________________

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT: APRIL 30, 2007
                (Date of Earliest Event Reported: April 5, 2007)


                                  RADNET, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          NEW YORK                    0-19019                    13-3326724
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                               1510 COTNER AVENUE
                          LOS ANGELES, CALIFORNIA 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On April 5, 2007, Moss Adams LLP, RadNet Inc.'s independent registered public accounting firm, indicated that it will not stand for re-election as auditors for the year ending December 31, 2007. Moss Adams LLP will complete the audit for the two-month transition period ended December 31, 2006, and will review the Registrant's interim consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

      The audit reports of Moss Adams on the Registrant's financial statements for the fiscal years ended October 31, 2005 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Moss Adams' report for 2006 included separate paragraphs stating the following:

            "As described in Note 2 to the consolidated financial statements, the Company restated its previously issued consolidated financial statements to correct its accounting for leasehold improvements;" and

            "As described in Notes 2 and 10 to the consolidated financial statements, effective November 1, 2005, the Company changed its method of accounting for share-based payment arrangements to conform to Statement of Financial Accounting Standard No. 123R, Share-Based Payment."

      In connection with Moss Adams' audits for the fiscal years ended October 31, 2005 and 2006 and through April 16, 2007, there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the subject matter of such disagreements in connection with its reports.

      During the course of the audit for the fiscal years ended October 31, 2005 and 2006, the Registrant and Moss Adams determined that the consolidated financial statements for the fiscal years ended October 31, 2005 and 2004, and the quarterly unaudited financial statements for these years and for the first quarter ended January 31, 2006 contained errors related to the recording of the depreciation expense of leasehold improvements and therefore could not be relied upon and that the related auditor reports of Moss Adams LLP with respect to these consolidated financial statements should also no longer be relied upon. The consolidated financial statements were restated for the fiscal years ended October 31, 2005 and 2004, and were adjusted for the quarterly unaudited financial statements for these years and for the first quarter ended January 31, 2006.

      At October 31, 2005 and October 31, 2006, the Registrant concluded that a material weakness in the design of internal control over financial reporting existed. This material weakness was due to insufficient personnel resources and technical accounting expertise within the accounting function to resolve the following non-routine accounting matters, the recording of non-typical cost-based investments and unusual debt-related transactions and the appropriate analysis of the amortization lives of leasehold improvements in accordance with generally accepted accounting principles. The incorrect accounting for the foregoing was sufficient to lead management to conclude that a material weakness in the design of internal control over the accounting for non-routine transactions existed at October 31, 2005 and October 31, 2006.

      The Registrant provided Moss Adams with a copy of this report and requested that Moss Adams provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. (Please see Form 8-K filed on April 25, 2007 for a copy of that letter).

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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      As previously disclosed in our Form 10-K filed on February 7, 2007, for the fiscal year ended October 31, 2006, and in our Form 10-K/T, filed on April 17, 2007, on February 2, 2007, in connection with the preparation of our Annual Report on Form 10-K for the fiscal year ended October 31, 2006, our management, in consultation with our independent registered public accounting firm, Moss Adams LLP, determined we would restate certain of our previously issued financial statements and that they could no longer be relied upon. The adjustments resulted from management's historical treatment of depreciation expense related to the depreciation of leasehold improvements of our facilities. Although the adjustments to certain prior period financial statements were all non-cash, and did not affect our historical reported revenues, cash flows or cash position for any of the affected fiscal or quarterly periods, the adjustments resulted in:

      o one-time adjustment to decrease retained earnings as of October 31, 2003 by $2,859,595;
      o an adjustment to increase fiscal 2004 depreciation expense and decrease retained earnings by $154,707;
      o an adjustment to increase fiscal 2005 depreciation expense and decrease retained earnings by $434,442; and
      o an adjustment to increase depreciation expense and decrease retained earnings by $33,215 for our first quarter ended January 31, 2006.

      The consolidated financial statements have been adjusted for the fiscal years ended October 31, 2005 and 2004, and are adjusted for the quarterly unaudited financial statements for these years and for the two months ended December 31, 2006.

      As a result, the consolidated financial statements, as previously filed, contain errors related to the recording of the depreciation expense of leasehold improvements and should, therefore, not be relied upon. The related auditor reports of Moss Adams LLP with respect to these consolidated financial statements should also no longer be relied upon.

      The Company's management and audit committee have discussed the subject matter giving rise to this conclusion disclosed in this Item 4.02 with Moss Adams LLP, its independent registered public accounting firm.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 30, 2007                            RADNET, INC.

                                          /s/  Howard G. Berger, M.D.
                                          --------------------------------------
                                          Howard G. Berger, M.D.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


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